UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2023

Aceragen, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction Of incorporation)	001-31918 (Commission File Number)	04-3072298 (I.R.S. Employer Identification No.)

505 Eagleview Blvd., Suite 212
Exton, Pennsylvania	19341
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 348-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACGN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As previously disclosed in a Current Report on Form 8-K filed on July 11, 2023, on July 10, 2023 (the “Effective Date”), the Board of Directors (the “Board”) of Aceragen, Inc. (the “Company,” “we,” “us,” “our,” and “Aceragen”) (i) determined that it is in the best interests of Aceragen and its stockholders and creditors to effect a transfer and assignment of substantially all of Aceragen’s assets to an assignee (the “Assignee”) for the benefit of creditors (the “Assignment”) and (ii) approved seeking stockholder approval to proceed with the Assignment pursuant to Delaware law (the “Assignment Proposal”). As previously disclosed, Aceragen expects to seek stockholder approval of the Assignment Proposal at a special meeting of stockholders (the “Special Meeting of Stockholders”) to be held as soon as reasonably practicable following the Effective Date.

On July 19, 2023, the Board approved, as retention and performance incentives for John Taylor, the Company’s Chief Executive Officer, relative to the Assignment and the Assignee’s liquidation of the Company’s assets (the “ABC Sales Process”), (a) that, effective as of June 1, 2023, Mr. Taylor is no longer subject to deferring any the portion of his base salary in excess of $200,000, such deferral having been previously approved by the Board among other cost-cutting measures, and (b) the grant to Mr. Taylor of a $100,000 success fee (the “Success Grant”) . The Success Grant is contingent upon (i) Mr. Taylor’s continued employment with the Company through both the date of the Special Meeting and the Assignment and (ii) Mr. Taylor’s provision of consulting services reasonably requested by the Assignee in connection with the ABC Sales Process. Upon the successful completion of the ABC Sales Process, the Success Grant will be added to the other claims that Mr. Taylor holds as a creditor of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACERAGEN, INC.

By:	/s/ John Taylor
John Taylor
Chief Executive Officer and Chief Financial Officer

Dated: July 21, 2023